Exhibit 99.906.CERT

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jean Bernhard Buttner, Chairman and President of the Value Line Emerging Opportunities Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 3/31/05 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 05/27/2005
     ------------


                                    By: /s/ Jean Bernhard Buttner
                                        -------------------------
                                            Jean Bernhard Buttner
                                            Chairman and President
                                    Value Line Emerging Opportunities Fund, Inc.


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                                                             Exhibit 99.906.CERT

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David T. Henigson, Vice President and Secretary/Treasurer of the Value Line Emerging Opportunities Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 3/31/05 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 05/27/2005
     ------------


                                    By: /s/ David T. Henigson
                                        ---------------------
                                            David T. Henigson
                                    Vice President and Secretary/Treasurer
                                    Value Line Emerging Opportunities Fund, Inc.